Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

On January 2, 2026, Occidental Petroleum Corporation (“Occidental”) completed the divestiture of Occidental Chemical Corporation (“OxyChem”) for cash consideration of approximately $9.7 billion (“the divestiture”), inclusive of and subject to certain working capital and other customary purchase price adjustments. In connection with the divestiture, the historical results of OxyChem will be reported in Occidental’s consolidated financial statements as discontinued operations beginning in the fourth quarter of 2025.

The unaudited pro forma condensed consolidated financial statements (the “pro forma financial statements”) presented below have been prepared from the historical consolidated financial statements of Occidental and have been adjusted to reflect the (i) completion of the divestiture and (ii) the redemption of $6.5 billion of Occidental’s aggregate outstanding principal debt (the “redemption” and, together with the divestiture, the “transactions”). The unaudited pro forma condensed consolidated balance sheet (the “pro forma balance sheet”) is presented as if the transactions had been completed on September 30, 2025. The unaudited pro forma condensed consolidated statements of operations (the “pro forma statements of operations”) for the year ended December 31, 2024, and for the nine months ended September 30, 2025, are presented as if the transactions had been completed on January 1, 2024. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2022 and 2023 contain the required adjustments to reflect the divestiture as discontinued operations in accordance with generally accepted accounting principles in the United States. The amounts related to discontinued operations in Occidental’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report”) have been excluded from the pro forma statements of operations.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2024 also includes adjustments to reflect the completion of the acquisition of CrownRock, L.P. (“CrownRock”) on August 1, 2024. The pro forma financial statements have been prepared from (i) the audited consolidated financial statements of Occidental contained in its 2024 Annual Report, and (ii) the unaudited condensed consolidated financial statements of CrownRock as of and for the six months ended June 30, 2024 included as Exhibit 99.1 to Occidental’s Form 8-K filed on August 12, 2024, as well as CrownRock’s unaudited financial records covering the period from July 1, 2024 through the closing of the CrownRock acquisition. Certain of CrownRock’s historical financial information has been reclassified to conform to Occidental’s financial statement presentation.

The pro forma financial statements have been prepared from, and should be read in conjunction with Occidental’s historical consolidated financial statements and accompanying notes.

The pro forma financial statements have been prepared to reflect adjustments to Occidental’s historical consolidated financial information that are (i) directly attributable to the transactions, (ii) factually supportable and (iii) with respect to the pro forma statements of operations only, expected to have a continuing impact on Occidental’s financial results.

The pro forma financial statements reflect the following pro forma adjustments, based on available information and certain assumptions that Occidental believes are reasonable:

•the divestiture of OxyChem;
•the redemption of $6.5 billion of Occidental’s aggregate debt; and
•expenses related to the transactions

The pro forma financial statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial position of Occidental would have been had the transactions occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

OCCIDENTAL PETROLEUM CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2025

	Occidental Historical	Divestiture of OxyChem	Transaction Adjustments		Occidental Pro Forma
in millions
ASSETS
Current assets
Cash and cash equivalents	2,159	(18)	7,750	(a)	3,354
			(6,537)	(a)
Trade receivables, net	3,169	(680)	—		2,489
Joint interest receivables, net	667	—	—		667
Inventories	2,117	(398)	—		1,719
Other current assets	700	(111)	—		589
Total current assets	8,812	(1,207)	1,213		8,818

Investments in unconsolidated entities	2,989	(484)	—		2,505
Property, plant and equipment
Oil and gas	125,378	—	—		125,378
Chemical	9,487	(9,487)	—		—
Midstream and marketing	9,836	(729)	—		9,107
Corporate	1,069	(97)	—		972
Gross property, plant and equipment	145,770	(10,313)	—		135,457
Accumulated depreciation, depletion and amortization	(78,333)	6,204	—		(72,129)
Net property, plant, and equipment	67,437	(4,109)	—		63,328
Operating lease assets	1,170	(218)	—		952
Other long-term assets	3,064	(216)	—		2,848
TOTAL ASSETS	83,472	(6,234)	1,213		78,451

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

OCCIDENTAL PETROLEUM CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2025

	Occidental Historical	Divestiture of OxyChem	Transaction Adjustments		Occidental Pro Forma
in millions
LIABILITIES AND EQUITY
Current Liabilities
Current maturities of long-term debt	1,616	(3)	(1,462)	(a)	151
Current operating lease liabilities	414	(53)	—		361
Accounts payable	3,532	(332)	—		3,200
Accrued liabilities	3,859	(342)	(166)	(f)	3,351
Total current liabilities	9,421	(730)	(1,628)		7,063

Long-term debt, net	20,846	(21)	(4,925)	(a)	15,900

Deferred credits and other liabilities
Deferred income taxes, net	5,402	(2)	(490)	(f)	4,910
Asset retirement obligations	3,856	(124)	—		3,732
Other deferred credits and liabilities	7,181	(307)	—		6,874
Total deferred credits and other liabilities	16,439	(433)	(490)		15,516

Equity
Preferred stock, at par value	8,287	—	—		8,287
Common stock, at par value	243	—	—		243
Treasury stock	(15,597)	—	—		(15,597)
Additional paid-in capital	20,926	—	—		20,926
Retained earnings	22,198	(4,958)	8,406	(g)	25,496
			(150)	(a)
Accumulated other comprehensive income	204	(92)	—		112
Total stockholders’ equity	36,261	(5,050)	8,256		39,467
Non-controlling interest	505	—			505
Total equity	36,766	(5,050)	8,256		39,972

TOTAL LIABILITIES AND EQUITY	83,472	(6,234)	1,213		78,451
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

OCCIDENTAL PETROLEUM CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2025

in millions except per-share amounts	Occidental Historical	Divestiture of OxyChem	Debt Redemption		Occidental Pro Forma

Revenues and other income
Net sales	19,841	(3,360)	—		16,481
Interest, dividends and other income	162	(5)	—		157
Gains on sales of assets and other, net	13	(3)	—		10
Total	20,016	(3,368)	—		16,648
Costs and other deductions
Oil and gas lease operating expense	3,526	—	—		3,526
Transportation and gathering expense	1,238	—	—		1,238
Chemical and midstream cost of sales	2,460	(2,326)	—		134
Purchased commodities	—	—	—		—
Selling, general and administrative expenses	828	(87)	—		741
Other operating and non-operating expense	1,285	(158)	—		1,127
Taxes other than on income	781	—	—		781
Depreciation, depletion and amortization	5,914	(340)	—		5,574
Asset Impairments and other charges	—	—	—		—
Acquisition-related costs	13	—	—		13
Exploration expense	204	—	—		204
Interest and debt expense, net	864	(3)	(291)	(b)	570
Total	17,113	(2,914)	(291)		13,908
Income (loss) before income taxes and other items	2,903	(454)	291		2,740
Other items
Income from equity investments and other	333	(78)	—		255
Total	333	(78)	—		255
Income (loss) before income taxes	3,236	(532)	291		2,995
Income tax expense	(981)	120	(63)	(e)	(924)
Income (loss) from continuing operations	2,255	(412)	228		2,071
Less: Net income attributable to noncontrolling interests	(31)	—	—		(31)
Less: Preferred stock dividends	(509)	—	—		(509)
Income (loss) from continuing operations attributable to Common Stockholders	1,715	(412)	228		1,531
Net income from continuing operations attributable to common stockholders—basic	$1.73				$1.54
Net income from continuing operations attributable to common stockholders—diluted	$1.68				$1.50

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

OCCIDENTAL PETROLEUM CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2024

in millions except per-share amounts	Occidental Historical	Divestiture of OxyChem	Debt Redemption		Occidental Continuing Operations Before CrownRock	CrownRock Pro Forma Adjustments (c)	Occidental Pro Forma

Revenues and other income
Net sales	26,725	(4,707)	—		22,018	1,459	23,477
Interest, dividends and other income	171	12	—		183	8	191
Gains (losses) on sales of assets and other, net	(16)	—	—		(16)	—	(16)
Total	26,880	(4,695)	—		22,185	1,467	23,652
Costs and other deductions
Oil and gas lease operating expense	4,738	—	—		4,738	233	4,971
Transportation and gathering expense	1,608	—	—		1,608	—	1,608
Chemical and midstream cost of sales	3,121	(3,036)	—		85	—	85
Purchased commodities	337	—	—		337	—	337
Selling, general and administrative expenses	1,062	(103)	—		959	11	970
Other operating and non-operating expense	1,581	(261)	—		1,320	—	1,320
Taxes other than on income	1,039	—	—		1,039	76	1,115
Depreciation, depletion and amortization	7,371	(420)	—		6,951	492	7,443
Asset impairments and other charges	1,281	(925)	—		356	—	356
Acquisition-related costs	84	—	—		84	—	84
Exploration expense	275	—	—		275	—	275
Interest and debt expense, net	1,175	30	(388)	(b)	817	375	1,192
Total	23,672	(4,715)	(388)		18,569	1,187	19,756
Income before income taxes and other items	3,208	20	388		3,616	280	3,896
Other items
Income from equity investments and other	862	(103)	—		759	—	759
Total	862	(103)	—		759	—	759
Income from continuing operations before income taxes	4,070	(83)	388		4,375	280	4,655
Income tax expense	(1,174)	27	(83)	(e)	(1,230)	(62)	(1,292)
Income from continuing operations	2,896	(56)	305		3,145	218	3,363
Less: Net income attributable to noncontrolling interest	(22)	—	—		(22)	—	(22)
Less: Preferred stock dividends	(679)	—	—		(679)	—	(679)
Income from continuing operations attributable to Common Stockholders	2,195	(56)	305		2,444	218	2,662
Net income from continuing operations attributable to common stockholders—basic	$2.39				$2.67		$2.85
Net income from continuing operations attributable to common stockholders—diluted	$2.26				$2.51		$2.69

Weighted-average number of common shares (d)	911.8					17.2	929.0
Diluted weighted-average common shares (d)	967.1					17.2	984.3
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

OCCIDENTAL PETROLEUM CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2023

in millions except per-share amounts	Occidental Historical	Divestiture of OxyChem	Occidental Continuing Operations
Revenues and other income
Net sales	28,257	(5,101)	23,156
Interest, dividends and other income	139	(26)	113
Gains on sales of assets and other, net	522	—	522
Total	28,918	(5,127)	23,791
Costs and other deductions
Oil and gas lease operating expense	4,677	—	4,677
Transportation and gathering expense	1,481	—	1,481
Chemical and midstream cost of sales	3,116	(3,048)	68
Purchased commodities	2,009	—	2,009
Selling, general and administrative expenses	1,083	(97)	986
Other operating and non-operating expense	1,084	81	1,165
Taxes other than on income	1,087	—	1,087
Depreciation, depletion and amortization	6,865	(416)	6,449
Asset impairments and other charges	209	—	209
Acquisition-related costs	26	—	26
Exploration expense	441	—	441
Interest and debt expense, net	945	12	957
Total	23,023	(3,468)	19,555
Income before income taxes and other items	5,895	(1,659)	4,236
Other items
Income from equity investments and other	534	(108)	426
Total	534	(108)	426
Income from continuing operations before income taxes	6,429	(1,767)	4,662
Income tax expense	(1,733)	403	(1,330)
Income from continuing operations	4,696	(1,364)	3,332
Less: Preferred stock dividends and redemption premiums	(923)	—	(923)
Income from continuing operations attributable to Common Stockholders	3,773	(1,364)	2,409
Net income from continuing operations attributable to common stockholders—basic	$4.22		$2.69
Net income from continuing operations attributable to common stockholders—diluted	$3.90		$2.49

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

OCCIDENTAL PETROLEUM CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2022

in millions except per-share amounts	Occidental Historical	Divestiture of OxyChem	Occidental Continuing Operations
Revenues and other income
Net sales	36,634	(6,225)	30,409
Interest, dividends and other income	153	(28)	125
Gains on sales of assets and other, net	308	—	308
Total	37,095	(6,253)	30,842
Costs and other deductions
Oil and gas lease operating expense	4,028	—	4,028
Transportation and gathering expense	1,475	—	1,475
Chemical and midstream cost of sales	3,273	(3,206)	67
Purchased commodities	3,287	—	3,287
Selling, general and administrative expenses	945	(88)	857
Other operating and non-operating expense	1,271	(164)	1,107
Taxes other than on income	1,548	—	1,548
Depreciation, depletion and amortization	6,926	(433)	6,493
Asset impairments and other charges	—	—	—
Acquisition-related costs	89	—	89
Exploration expense	216	—	216
Interest and debt expense, net	1,030	7	1,037
Total	24,088	(3,884)	20,204
Income before income taxes and other items	13,007	(2,369)	10,638
Other items
Gains on interest rate swaps, net	317	—	317
Income from equity investments and other	793	(114)	679
Total	1,110	(114)	996
Income from continuing operations before income taxes	14,117	(2,483)	11,634
Income tax expense	(813)	565	(248)
Income from continuing operations	13,304	(1,918)	11,386
Less: Preferred stock dividends	(800)	—	(800)
Income from continuing operations attributable to Common Stockholders	12,504	(1,918)	10,586
Net income from continuing operations attributable to common stockholders—basic	$13.41		$11.35
Net income from continuing operations attributable to common stockholders—diluted	$12.40		$10.50

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
a)    Reflects sources of/(uses of) cash upon the completion of the divestiture as follows:

millions	As of September 30, 2025
Cash portion of preliminary purchase price	$9,700
Transaction and closing adjustments[1]	$(206)
Net cash proceeds	$9,494
Cash income tax payments	$(1,744)
Net after-tax proceeds	$7,750

Current maturities of long-term debt	$(1,462)
Long-term debt, net of discount and deferred financing costs	(4,925)
Book value of discount and deferred financing costs	(113)
Face value of Term Loan and Senior Notes redeemed	$(6,500)

Estimated cash premiums paid	(37)
Term Loan and Senior Notes Redemption	$(6,537)
1 Includes an estimate of transaction costs, including fees related to advisory, legal, investment banking and other professional services, all of which are directly attributable to the divestiture. These are non-recurring charges and have been excluded from the pro forma statements of operations.

b)    Represents pro forma adjustments to interest and debt expense related to the repayment of $6.5 billion of aggregate principal debt, using a weighted average interest rate of 5.97% for the year ended December 31, 2024 and the nine months ended September 30, 2025.

c)    Represents pro forma adjustments related to the acquisition of CrownRock, which was consummated in August 2024. The adjustments include CrownRock historical financials through August 1, 2024, interest expense related to the assumption of $9.7 billion in new debt, changes to depreciation, depletion, and amortization related to the step up of property, plant, and equipment to estimated fair value, and the estimated income tax effects of the preceding adjustments.

d)     Represents the issuance of approximately 29.6 million shares of Occidental common stock to the holders of the CrownRock partnership interests as a portion of the consideration for the acquisition and consolidated activity from the closing of the CrownRock acquisition to the end of the period. The following table reconciles historical and pro forma basic and diluted earnings per share utilizing the two-class method for the periods indicated:

in millions, except per-share amounts	For year ended December 31, 2024
	Occidental Historical	Occidental Pro Forma
Income from continuing operations attributable to common stock	$2,195	$2,662
Less: Net income allocated to participating securities	(12)	(15)
Net income, net of participating securities	$2,183	$2,647

Weighted-average number of common shares	911.8	929.0
Dilutive securities	55.3	55.3
Diluted weighted average common shares outstanding	967.1	984.3

Basic income from continuing ops per common share	$2.39	$2.85
Diluted income from continuing ops per common share	$2.26	$2.69

e)    Reflects the income tax effects of the pro forma adjustments included in the pro forma statements of operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024.

f)    Reflects the changes in current and deferred income taxes included in the pro forma balance sheet as of September 30, 2025.

g)    Reflects the cumulative effects of the adjustments described in notes (a) and (e) on retained earnings